Report of Independent Certified Public Accountants

April 8, 2016

Global Lending Services LLC
1200 Brookfield Blvd. Suite 300
Greenville, SC 29607

Wells Fargo Securities, LLC
550 S. Tryon Street, 5th Floor
Charlotte, NC 28202

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the owners and management of Global Lending Services LLC hereto (the "Company"), solely to assist the Company in the proposed offering of notes by GLS Auto Receivables Trust 2016-1 (the "Issuer"). The Company's management is responsible for the completeness, accuracy, and reliability of the information disclosed in the Initial Data File (as defined herein). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Board of Directors and management of the Company. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed the procedures enumerated below and noted exceptions on the items listed below.  The procedures we performed were as follows:

On March 30, 2016 the Company provided us with computer readable data files (collectively, the "Initial Data File") containing certain characteristics of the vehicle loans (the "Loans"). We performed the procedures indicated below on a sample of Loans.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

●
the phrase "compared" means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. Such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

●
the phrase "recomputed" means we validated the number through mathematical calculation using the applicable information in the Initial Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. Such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

●
the phrase "Source Documents" means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, the customer contract, Fiserv servicing system and a credit information file provided by the company.

Initial Data File Review Procedures:

The Company and Wells Fargo Securities, LLC ("Wells Fargo" and together, the "Specified Parties") instructed us to select 125 Loans for purposes of the Initial Data Review Procedures. The Sample Loans are listed on Appendix A. For each of the selected loans (the "Sample Loans"), Grant Thornton LLP performed comparisons and recomputations from the Initial Data File, for certain loan and vehicle characteristics, to information from the Source Documents.

The procedures we performed on the Sample Loans are listed below.

	Characteristic	Descriptions per the Initial Data File
1	Vehicle Identification Number ("Vin")	VIN*
2	Loan Number	AcctID
3	Current Balance	CurrPrinBal
4	Remaining Term (months)	Months Remaining
5	Original Loan-to-Value (LTV)	Original LTV
6	Borrower State	ObligorState
7	FICO	FICO
8	Original amount financed	OrigPrinBal
9	APR	APR
10	Scheduled amount of principal + interest in each payment	ScheduledPmtAmt
11	First scheduled principal + interest payment date	FirstPmtDate
12	Scheduled contract maturity date	Maturity Date
13	Origination date	Contract Date
14	Original term to maturity (months)	Term in Months
15	Vehicle year	Vehicle Year
16	Vehicle make	Vehicle Make
17	Vehicle model	Vehicle Model
18	Vehicle mileage	Original Mileage
19	New vs. Used	New/Used
20	Number of times delinquent (30, 60, 90 days)	Sum of Delinquencies
21	Number of Deferred Payments (Extensions)	NbrMonthsExtended
22	Current Delinquency Status	Delinquency Flag*

*These fields were provided in a supplemental file to the Initial Data File.

We compared Characteristics 1 through 22 (as set forth in the Initial Data File) to the corresponding information set forth in the provided Source Documents. Characteristic 18, Vehicle mileage, was considered in agreement if the difference was within 2,000 miles. Characteristic 22, Current Delinquency Status, was considered not delinquent and in agreement if the amount due was less than $25.00. We noted the following unresolved discrepancies between the Initial Data File and the Source Documents:

Loan Number	Characteristic	Per Initial Data File	Per Source Document	Difference
1000010313	Original LTV	1.18	N/A	N/A
1000001610	FICO	456	N/A	N/A
1000012573	FICO	512	N/A	N/A
2000016230	FICO	544	562	18
1000013648	FICO	554	N/A	N/A
2000016051	Original Mileage	33,568	35,859	2,291
2000016767	Original Mileage	51,000	55,153	4,153
2000018217	Original Mileage	58,931	155	58,776

We were not engaged to and did not conduct an examination or a review of the Initial Date File, the objective of which is the expression of opinion or limited assurance on the financial information or a part thereof. Accordingly, we do not express such an opinion or limited assurance.

Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

Grant Thornton
April 8, 2016

Appendix A

Sample	AcctID	Sample	AcctID	Sample	AcctID
1	2000012605	51	2000018170	101	2000013209
2	2000010600	52	2000007587	102	2000010817
3	2000016244	53	2000017877	103	2000017628
4	2000016144	54	2000017064	104	2000011817
5	2000018402	55	2000009747	105	2000016826
6	2000010137	56	2000018651	106	2000012431
7	2000008101	57	2000014280	107	2000017912
8	2000015219	58	2000018792	108	2000009566
9	2000016505	59	2000017743	109	2000019142
10	2000016483	60	2000018217	110	2000012000
11	2000012554	61	2000018291	111	2000014692
12	2000015852	62	2000010803	112	2000018475
13	2000019260	63	2000015298	113	2000009427
14	2000011833	64	2000009559	114	2000013557
15	2000004738	65	1000001610	115	2000014964
16	2000018249	66	2000015543	116	1000013648
17	2000018258	67	2000017289	117	2000015040
18	2000009798	68	2000018160	118	2000019049
19	2000019093	69	1000012573	119	2000008640
20	2000014885	70	2000016892	120	2000017252
21	2000017667	71	2000009596	121	2000009820
22	2000008414	72	2000010653	122	2000018196
23	2000018767	73	2000013242	123	2000009252
24	2000007783	74	2000019182	124	2000007613
25	2000015850	75	2000008632	125	2000014657
26	2000007798	76	2000013850
27	2000008004	77	2000008284
28	2000016051	78	2000015771
29	2000009793	79	2000013947
30	2000008858	80	2000014467
31	2000017953	81	2000016242
32	2000016767	82	2000010168
33	1000010313	83	2000012995
34	2000016291	84	2000015278
35	2000014298	85	2000016230
36	2000009411	86	2000017073
37	2000013578	87	2000016384
38	2000018175	88	2000014765
39	2000011626	89	2000015888
40	2000011939	90	2000018219
41	2000016226	91	2000015367
42	2000017690	92	2000016167
43	2000015781	93	2000011671
44	2000013889	94	2000017891
45	2000012046	95	2000017983
46	2000013585	96	2000017984
47	2000019210	97	2000016217
48	2000009415	98	2000010566
49	2000019194	99	2000012829
50	2000018795	100	2000018105